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                   PROVIDENT BANKSHARES CORPORATION ANNOUNCES
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                      7% EPS GROWTH FOR FIRST QUARTER 2003
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        BOARD ELECTS GARY N. GEISEL CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                 SUCCEEDING PETER M. MARTIN UPON HIS RETIREMENT
          KEVIN G. BYRNES ELECTED PRESIDENT AND CHIEF OPERATING OFFICER


BALTIMORE: (April 16, 2003) - Provident Bankshares Corporation (NASDAQ:PBKS), the parent company of Provident Bank, today reported $11.8 million in net income or $0.47 per diluted share, for the first quarter of 2003. Also today, Provident's Board of Directors elected Gary N. Geisel Chairman and Chief Executive Officer, succeeding Peter M. Martin who retired effective today after thirteen years with the Company. Kevin G. Byrnes was elected to succeed Geisel as President and Chief Operating Officer.

Strong credit quality and growth in non-interest income drove Provident's solid performance for the first quarter of 2003. Average core consumer and commercial loan balances, commercial deposit balances, and deposit service fees all showed double-digit growth over the first quarter of 2002. The Company continued to focus on its key strategies to grow its regional banking business and continue expansion into the vibrant Washington metropolitan region, while maintaining strong asset quality.

FIRST QUARTER FINANCIAL HIGHLIGHTS

o Diluted earnings per share met analyst consensus expectations at $0.47, a 7% increase from the $0.44 posted in first quarter 2002
o Net income was $11.8 million for the quarter, up from $11.5 million reported in the same quarter last year
o Return on average common equity was 15.81%, up from 15.76% in the first quarter 2002
o   Return on average assets was 0.98%, up from 0.96% in first quarter 2002
o   Average core loans increased $169 million, or 11%, from the 2002 quarter
o Average core deposits increased $146 million, or 6%, from the 2002 first quarter
o Non-interest income (excluding net gains) grew 8% from the comparable period in 2002
o Asset quality remained strong as non-performing loans declined $2.4 million, or 10%, from one year ago
o Capital ratios remained strong, with the leverage ratio at 7.51% and total risk-based capital at 13.23%

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FIRST QUARTER RESULTS

Provident Bankshares reported net income for the quarter ending March 31, 2003 of $11.8 million, or $0.47 per diluted share. This represents an earnings per share increase of 7% over the first quarter 2002.

Return on average common equity was 15.81% for the first quarter 2003, up from 15.76% in the same quarter a year ago. Return on average assets was 0.98%, up from 0.96% for the comparable period last year.

The net interest margin on a tax equivalent basis was 3.18%, compared to 3.30% for the first quarter 2002.

Total average loans and deposits decreased 9% and 5%, respectively, versus the first quarter 2002, as non-core assets and liabilities continued to decline. Average non-core loans decreased 35% over the 2002 first quarter, and average non-core deposits decreased 45% for the same period. In line with Provident's strategy to focus on core banking operations, core loans and deposits again increased compared to the first quarter 2002. Average core loans increased $169 million, or 11%, from the same quarter last year. Average core deposits increased $146 million, up 6% over the first quarter 2002.

Core loans are loans originated by Provident and participations in our defined market area. Non-core loans are purchased loans, participations outside our defined market area, and Provident-originated loans from discontinued product lines. Provident's core deposits include all deposits except brokered deposits and deposits related to discontinued product lines.

Non-interest income grew to $22.6 million from $20.2 million in the first quarter 2002. Provident continued to post solid fee income growth. Total deposit service fees increased $1.6 million, or 10%, over the 2002 first quarter and were driven by growth in commercial and consumer deposit accounts.

Asset quality remained strong. Total non-performing loans at March 31, 2003 were $21.6 million, down $2.4 million, or 10%, from the same quarter last year. Net charge offs declined 23%, from $3.0 million to $2.4 million, and the allowance for loan losses to loans was 1.32% at the close of the quarter. Substantially all of the non-performing loans were secured by residential real estate.

The company continued to build on a stronger balance sheet, with capital ratios remaining sound. The leverage ratio increased to 7.51%, compared to 7.40% in the first quarter of 2002. Total risk-based capital increased to 13.23% from 11.72% at first quarter end 2002.

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DIVIDEND DECLARED

Provident Bankshares announced today that its Board of Directors has declared a quarterly cash dividend of $0.23 per share. This is the thirty-ninth consecutive quarterly dividend increase. The quarterly cash dividend will be paid on May 9, 2003 to stockholders of record at the close of business on April 28, 2003.

MANAGEMENT TRANSITION

In other Board action, Gary N. Geisel was elected Chairman and Chief Executive Officer, succeeding Peter M. Martin, who retired as Chairman and CEO effective today. Martin will remain on the Board of Directors of Provident Bankshares and Provident Bank. Kevin G. Byrnes, Senior Executive Vice President, was elected President and Chief Operating Officer to succeed Geisel.

Geisel joined Provident in 1997 as Group Manager of Community Banking. In 1999, he was promoted to the three-member Office of the Chairman and then was promoted to President and Chief Operating Officer in January 2001. With more than 30 years in banking, Geisel led Provident's expansion into the Washington Metropolitan market, and directed the 1997 acquisition of Montgomery County-based Citizens Savings Bank, as well as the Company's in-store branch expansion and network growth into the Northern Virginia market.

Byrnes joined Provident as Senior Executive Vice President in November 2002. He also brings with him more than 30 years of banking experience, with extensive background in consumer, commercial and real estate lending. Formerly with J.P. Morgan Chase & Co., and its predecessor Chase Manhattan Bank, he spent four years as President and Chief Executive Officer of Chase Bank of Maryland. He was promoted to the Chase New York market in 1992, where he served as Senior Vice President and Regional Executive for the Long Island and Upstate regions.

MANAGEMENT COMMENT

Commenting on the Company's first quarter performance, Chairman and CEO Gary N. Geisel said, "We are very pleased with Provident's performance. Despite the harsh winter this year and the seasonality of our business, our first quarter results are solid and on plan. Provident's credit quality remains strong and our performance reflects continued success in growing core loans and deposits, as well as non-interest income. Our results also reflect our ongoing commitment to our key business strategies. These strategies are working for us, and our first quarter results position us to perform well for the quarters to come."

KEY BUSINESS STRATEGIES CONTINUE TO DRIVE RESULTS

Continued commitment to its key business strategies enabled Provident to post positive results in the first quarter, despite challenging regional weather, economic uncertainty, and the tenuous geopolitical situation. The bank is well positioned for solid performance throughout 2003. Provident's key business strategies are:

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o    BROADEN PRESENCE AND CUSTOMER BASE IN THE WASHINGTON METRO MARKET AND
     EXPAND BRANCH NETWORK IN VIBRANT MARKETS Provident continued to grow the Company's presence in the key Washington metropolitan region. Two branches were opened in this market during the quarter, bringing the total to 44. Average consumer DDA balances in this region increased 21% over the first quarter 2002. Consumer banking fee income in this market increased 20% over 2002. Average commercial deposits in the Washington metropolitan area increased 63% over the first quarter 2002.

     During the first quarter, four ATM Plus locations were opened in Baltimore Super Fresh stores. These branches are staffed by a sales associate that assists customers with their new loan, deposit, investment and insurance needs. An ATM and video kiosk allows customers to handle their transactional needs. This increased the Provident network to a total of 113 offices at the end of the quarter.

o    GROW COMMERCIAL BUSINESS IN THE BALTIMORE-WASHINGTON CORRIDOR
     Average commercial deposits were up $113 million, or 39%, over the 2002 first quarter, as Provident continued to grow its commercial customer base. This growth was driven by a 46% increase in average commercial DDA account balances for the same period.

     Average core commercial loans increased $81 million, or 10%, over the first quarter 2002. Revenue from commercial loan products continued to grow, with commercial loan fees increasing 12% over the 2002 first quarter.

o    FOCUS RESOURCES ON GROWTH IN CORE BUSINESS LINES
     Core banking operations continued to drive Provident's positive results. Average core loans now comprise 70% of total loans, up $169 million, or 10%, over the first quarter 2002.

     Average core consumer loan balances increased $88 million, or 12%, over the 2002 first quarter. Provident's expertise in marine and home equity lending were evident as average marine loan and home equity line balances increased 21% and 20%, respectively, over the same quarter last year. The non-core consumer loan portfolio declined $383 million, or 35%, from the first quarter of 2002.

     Average core commercial loans increased 10%, or $81 million, from the 2002 first quarter and the average non-core commercial loan portfolio continued to decrease, averaging $50 million for the quarter, down 34% from the same quarter in 2002.

     Average core deposits continued their steady growth, increasing $146 million, or 6%. While core certificate of deposit balances decreased 13%, core DDA balances increased 23%. Non-core deposits posted a significant decline of $327 million, or 45%. Average core deposits now represent 87% of total deposits, up from 78% in the first quarter 2002.

     Asset quality continued to be strong, with non-performing loans decreasing $2.4 million to $21.6 million at March 31, 2003. Net charge-offs also decreased to $2.4 million, or a 23% decline from the quarter ending March 31, 2002.

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o    IMPROVE FINANCIAL FUNDAMENTALS
     Return on average assets was 0.98%, up from 0.96% in the first quarter 2002, and return on common equity was 15.81%, up from 15.76% for the first quarter last year. The leverage ratio was 7.51% and total risk-based capital was 13.23%.

OUTLOOK FOR THE FUTURE

         Commenting on the future for Provident Bankshares, Chairman and CEO Gary N. Geisel added, " Peter M. Martin retired today as our Chairman and CEO. We will all miss him personally, but Pete prepared Provident well for the future. Over the last few years, he and I worked together to recast our business strategy and assemble an experienced and talented management team to execute our plans. Our strategies form a solid foundation for our Company and our continued achievements will underscore the success of these plans.

         Provident is well positioned to take advantage of our unique competitive opportunities and to expand during times of market disruption. We are optimistic about the stability of the economic environment across our vibrant and diverse region. We also remain confident in Provident's ability to exceed analyst EPS consensus estimates for the full year 2003."

Provident Bankshares Corporation is the holding company for Provident Bank, the second largest independent commercial bank headquartered in Maryland. With $5.0 billion in assets, Provident serves individuals and businesses in the dynamic Baltimore-Washington corridor through a network of 113 offices in Maryland, Northern Virginia, and southern York County, PA. Provident Bank also offers related financial services through wholly owned subsidiaries. Mutual funds, annuities and insurance products are available through Provident Investment Center and leases through Court Square Leasing and Provident Lease Corp. Visit Provident on the web at www.provbank.com.
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SPECIAL NOTE: Provident Bankshares Corporation's first quarter earnings teleconference will be webcast at 10:00 a.m. (EDT) on Thursday, April 17, 2003. The webcast can be accessed on the Provident website at www.provbank.com. The
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webcast will include discussions of the most recent quarter's results of operations and may include forward-looking information such as guidance on future results. A replay of the webcast will be available until April 30, 2003. An audio replay of the webcast will also be available until 11:59 p.m. April 23, 2003 at 1-800-428-6051, passcode ID 287786. Supplemental financial information will be posted on the Provident website today and on Thursday April 17 in conjunction with the webcast and can be accessed by selecting the link to Corporate Information and Investor Relations and then selecting the link to Financial Reports.
###

THIS PRESS RELEASE, AS WELL AS OTHER WRITTEN COMMUNICATIONS MADE FROM TIME TO TIME BY PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES (THE "COMPANY") (INCLUDING, WITHOUT LIMITATION, THE COMPANY'S 2002 ANNUAL REPORT TO STOCKHOLDERS) AND ORAL COMMUNICATIONS MADE FROM TIME TO TIME BY AUTHORIZED OFFICERS OF THE COMPANY, MAY CONTAIN STATEMENTS RELATING TO THE FUTURE RESULTS OF THE COMPANY (INCLUDING CERTAIN PROJECTIONS AND BUSINESS TRENDS) THAT ARE CONSIDERED "FORWARD-LOOKING STATEMENTS" AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE PSLRA). SUCH FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF SUCH WORDS AS "BELIEVE," "EXPECT," "ANTICIPATE," "SHOULD," "PLANNED," "ESTIMATED," "INTEND" AND "POTENTIAL." EXAMPLES OF FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, POSSIBLE OR ASSUMED ESTIMATES WITH RESPECT TO THE FINANCIAL CONDITION, EXPECTED OR ANTICIPATED REVENUE, AND RESULTS OF OPERATIONS AND BUSINESS OF THE COMPANY, INCLUDING WITH RESPECT TO EARNINGS GROWTH (ON BOTH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA (GAAP) AND CASH BASIS); REVENUE GROWTH IN CONSUMER BANKING, LENDING AND OTHER AREAS; ORIGINATION VOLUME IN THE COMPANY'S CONSUMER, COMMERCIAL AND OTHER LENDING BUSINESSES; ASSET QUALITY AND LEVELS OF NON-PERFORMING ASSETS; CURRENT AND FUTURE CAPITAL MANAGEMENT PROGRAMS; NON-INTEREST INCOME LEVELS, INCLUDING FEES FROM SERVICES AND PRODUCT SALES; TANGIBLE CAPITAL GENERATION; MARKET SHARE; EXPENSE LEVELS; AND OTHER BUSINESS OPERATIONS AND STRATEGIES. FOR THESE STATEMENTS, THE COMPANY CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PSLRA.

THE COMPANY CAUTIONS YOU THAT A NUMBER OF IMPORTANT FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CURRENTLY ANTICIPATED IN ANY FORWARD-LOOKING STATEMENT. SUCH FACTORS INCLUDE, BUT ARE NOT LIMITED TO:
PREVAILING ECONOMIC CONDITIONS; CHANGES IN INTEREST RATES, LOAN DEMAND, REAL ESTATE VALUES AND COMPETITION, WHICH CAN MATERIALLY AFFECT, AMONG OTHER THINGS, CONSUMER BANKING REVENUES, REVENUES FROM SALES ON NON-DEPOSIT INVESTMENT PRODUCTS, ORIGINATION LEVELS IN THE COMPANY'S LENDING BUSINESSES AND THE LEVEL OF DEFAULTS, LOSSES AND PREPAYMENTS ON LOANS MADE BY THE COMPANY, WHETHER HELD IN PORTFOLIO OR SOLD IN THE SECONDARY MARKETS; CHANGES IN ACCOUNTING PRINCIPLES, POLICIES, AND GUIDELINES; CHANGES IN ANY APPLICABLE LAW, RULE, REGULATION OR PRACTICE WITH RESPECT TO TAX OR LEGAL ISSUES; RISKS AND UNCERTAINTIES RELATED TO ACQUISITIONS AND RELATED INTEGRATION AND RESTRUCTURING ACTIVITIES; AND OTHER ECONOMIC, COMPETITIVE, GOVERNMENTAL, REGULATORY AND TECHNOLOGICAL FACTORS AFFECTING THE COMPANY'S OPERATIONS, PRICING, PRODUCTS AND SERVICES. THE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS REPORT, AND, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW OR REGULATION, THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS.

                                  TABLE FOLLOWS


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